UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

              INFORMATION STATEMENT PURSUANT TO SECTION 14C OF THE
                        SECURITIES EXCHANGE ACT OF 1934

[X] Filed by the Registrant       [ ] Filed by a Party other than the Registrant

Check the appropriate box:
[X] Preliminary Information Statement
[ ] Definitive Information Statement Only
[ ] Confidential, for Use of the Commission (as permitted by Rule 14c)

                        Ameri-First Financial Group, Inc.
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                (Name of Registrant as Specified In Its Charter)

Name of Person(s) Filing Information Statement, if other than Registrant:

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[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14C-5(g) and 0-11.

(1)  Title of each class of securities to which transaction applies:

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(2)  Aggregate number of securities to which transaction applies:

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(3)  Per unit price or other underlying value of transaction  computed  pursuant to Exchange Act Rule 0-11 (Set forth the amount of which the filing fee is calculated and state how it was determined):

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(4)  Proposed maximum aggregate value of transaction:

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(5)  Total fee paid:

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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided  by  Exchange  Act
    Rule 0-11 (a) (2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1)   Amount previously paid:
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    2)   Form, Schedule or Registration Statement No.:
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    3)   Filing Party:
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    4)   Date Filed:
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
                              INFORMATION STATEMENT

                        Ameri-First Financial Group, Inc.
                              211 West Wall Street
                              Midland, Texas 79701
                              Voice: (432) 682-1761
                            Facsimile: (432) 682-2560

     This information statement is circulated to advise the stockholders of Ameri-First Financial Group, Inc. (the "Company") of an action to be taken without a meeting upon the written consent of the holders of a majority of the outstanding shares of the Voting Capital Stock of the Company. Management is not soliciting proxies because a sufficient number of shares have provided written consent to the actions.

             WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED
                             NOT TO SEND US A PROXY.

     The matter upon which action is being taken is:

     1. To change of the Company's domicile from Delaware to Nevada by merging the Company into its wholly owned subsidiary Eight Dragons Co. formed solely for the purpose of effecting the merger. The Agreement and Plan of Merger will provide that each outstanding share of the Company's common stock will automatically convert into 100 Shares of Eight Dragons Co. stock without further action on the part of the shareholders.

     Stockholders holding shares representing 80.2% of the votes entitled to be cast at a meeting of the Company's stockholders consented in writing to both proposed actions. The approval by the stockholders for the change in domicile will not become effective until 20 days from the date of mailing of this Information Statement to our stockholders.

     The Company's Board of Directors approved the change of domicile as noted above on October 24, 2007. In connection with the Company's change of domicile from Delaware to Nevada, the Company's authorized capital stock will be changed from 25,000,000 shares of common stock par value $.00001 to 100,000,000 shares of Common Stock par value $.001 and 50,000,000 shares of Preferred Stock par value $.001 which Preferred Shares may be issued from time to time in such series and designations as may be determined by the Board of Directors.

     The  anticipated   effective  date  of  the  change  in  domicile  will  be
approximately 20 days after the mailing of this Information Statement to our stockholders.

     If the proposed actions were not adopted by written majority stockholder consent, it would have been necessary for these actions to be considered by the Company's stockholders at a Special Stockholder's Meeting convened for the specific purpose of approving the actions.

     The elimination of the need for a special meeting of the stockholders to approve the actions is authorized by Section 78.320 of the Delaware General Corporation Law, (the "Delaware Law"). This Section provides that action may be taken by the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted. According to Section 78.320 of the Delaware Law, a majority of the outstanding shares of voting capital stock entitled to vote on the matter is required in order to take the contemplated action. In order to effect the change in domicile as early as possible in order to accomplish the purposes of the Company, the Board of Directors of the Company voted to utilize the written consent of the majority stockholders of the Company.

     The date on which this Information Statement was first sent to the stockholders is on, or about November 12, 2007 The record date established by the Company for purposes of determining the number of outstanding shares of voting capital stock of the Company was October 24, 2007, (the "Record Date").

OUTSTANDING VOTING STOCK OF THE COMPANY

     As of the Record Date, and as of the date hereof there were 3,622 shares of Common Stock issued and outstanding. The Common Stock constitutes the outstanding class of voting securities of the Company. Each share of Common Stock entitles the holder to one (1) vote on all matters submitted to the stockholders.

     None of the persons who have been directors or officers of the Company at any time since the beginning of the last fiscal year, nor any associate of any such persons, has any interest in the matters to be acted upon. No director of the Company has informed the registrant in writing that he intends to oppose any action to be taken by the Company. No proposals have been received from security holders.

SECURITY OWNERSHIP OF MANAGEMENT AND PRINCIPAL STOCKHOLDERS

     The following table sets forth as of the Record Date, the name and the number of voting shares of the Company, par value $.00001, held of record or was known by the Registrant to own beneficially more than 5% of the 3,622 voting shares issued and outstanding, and the name and shareholdings of each officer and director individually and of all officers and directors as a group. Except as otherwise indicated, the persons named in the table have sole voting and dispositive power with respect to all shares beneficially owned, subject to community property laws where applicable.

                                                 Amount and Nature
                     Name and Address of          of Beneficial        Percentage       Percent of
Title of Class       Beneficial Owner (1)           Ownership           of Class       Voting Shares
--------------       --------------------           ---------           --------       -------------
Common               Glenn A. Little (2)              2,905               80.2%            80.2%
                     211 West Wall Street
                     Midland, Texas 79701

Common               Officers, Directors and          2,905               80.2%            80.2%
                     Nominees as a Group:
                     1 person

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1)   For  purposes of this table,  a  beneficial  owner is one who,  directly or indirectly, has or shares with others (a) the power to vote or direct the voting of the Common Stock (b) investment power with respect to the Common Stock which includes the power to dispose or direct the disposition of the Common Stock.
(2)  Sole Officer and Director of the Company

NO DISSENTER'S RIGHTS

     Under applicable Delaware Law, any dissenting stockholders are not entitled to appraisal rights with respect to the reverse split, and we will not independently provide stockholders with any such right.

REASON FOR CHANGE OF STATE OF INCORPORATION

     The purpose of the change of the State of Incorporation from Delaware to Nevada is because management believes that the corporate law of the State of Nevada will be more beneficial to the operation of the business of the Company and will enable the Company to more efficiently pursue its business opportunities.

     As a matter of regulatory compliance, we are sending you this Information Statement which describes the purpose and effect of the actions and Amendment. Your consent to the actions and Amendment is not required and is not being solicited in connection with this action. This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY. THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

                                      By Order of the Board of Directors


                                      /s/ Glenn A. Little
                                      ----------------------------------
                                      Glenn A. Little, President

October 30, 2007

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